Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:	Case No.	01-23229 rcj

FCI Environmental, Inc.	CHAPTER 11

MONTHLY OPERATING REPORT

(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	August 31, 2002	PETITION DATE:	December 20, 2001

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here        the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).  Dollars reported in ($1)

2.	Asset and Liabilities Structure	End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets	$237,198	$235,146
	b. Total Assets	255,103	253,051	$347,596
	c. Current Liabilities	1,008,330	880,336
	d. Total Liabilities	$15,564,326	$15,436,332	$14,555,995

3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$120,890	$129,298	$1,352,636
	b. Total Disbursements	121,372	137,758	1,364,717
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	(482)	(8,460)	(12,081)
	d. Cash Balance Beginning of Month	6,652	15,112	18,251
	e. Cash Balance End of Month (c + d)	$6,170	$6,652	$6,170

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(127,874)	$(159,524)	$(1,032,308)
5.	Account Receivables (Pre and Post Petition)	56,890	65,578
6.	Post-Petition Liabilities	1,008,330	880,336
7.	Past Due Post-Petition Account Payables (over 30 days)	$20,083	$726

At the end of this reporting month:		Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

		☐	☒
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	☐	☒
10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached)	☐	☐
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	☒	☐
12.	Is the estate insured for replacement cost of assets and for general liability?	☒	☐
13.	Are a plan and disclosure statement on file?	☒	☐
14.	Was there any post-petition borrowing during this reporting period? (additional information attached)	☒	☐

15.	Check if paid: Post-petition taxes	☒;	U.S. Trustee Quarterly Fees ☒;	Check if filing is current
for: Post-petition tax reporting and tax returns: ☒.
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	September 23, 2002		/s/ R. Kenyon Culver, CFO
Responsible Individual

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended	August 31, 2002

Current Month						Cumulative	Next Month
Actual	Forecast	Variance				(Case to Date)	Forecast
					Revenues:
$27,025	$308,747	($281,722)	1		Gross Sales	$609,654	$302,450
0	0	0	2		less: Sales Returns & Allowances	0	0
27,025	308,747	(281,722)	3		Net Sales	609,654	302,450
1,112	76,145	75,033	4		less: Cost of Goods Sold (Schedule ‘B’)	374,267	62,668
25,913	232,602	(206,689)	5		Gross Profit	235,387	239,782
0	0	0	6		Interest	0	0
0	0	0	7		Other Income:	0	0
			8
			9
25,913	232,602	(206,689)	10		Total Revenues	235,387	239,782
					Expenses:
17,404	33,314	15,910	11		Compensation to Owner(s)/Officer(s)	290,682	33,314
88,915	73,028	(15,887)	12		Salaries	535,316	73,028
0	0	0	13		Commissions	14,417	0
0	0	0	14		Contract Labor	0	0
			15		Rent/Lease:
10,208	10,825	617	16		Real Property	90,946	10,825
4,611	5,763	1,152	17		Insurance	39,772	5,763
0	0	0	18		Management Fees	0	0
1,932	1,917	(15)	19		Depreciation	15,850	1,917
					Taxes: Employer Payroll Taxes
286	8,137	7,851	20		Employee Payroll Taxes	44,735	8,137
0	0	0	1		Real Property Taxes	1,889	0
0	0	0	2		Other Taxes	0	0
598	13,819	13,221	3		Other Selling	22,945	15,212
15,211	27,706	12495	4		Other Administrative	127,741	27,706
4,622	0	(4,622)	5		Interest	26,472	0
10,000	9,167	(833)	6	Other Expenses:	License fees	45,669	9,167
			7
			8
			9
			10
			11
			12
			13
			14
153,787	183,676	29,889	15		Total Expenses	1,256,434	185,069

(127,874)	48,926	(176,800)	16		Subtotal	(1,021,047)	54,713

					Reorganization Items:
0	0	0	17		Professional Fees (additional information attached)	(3,512)	0
0	0	0	18		Provisions for Rejected Executory Contracts	0	0
0	0	0	19		Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	0
0	0	0	20		Gain or (Loss) from Sale of Equipment	0	0
0	0	0	21		U.S. Trustee Quarterly Fees	(7,750)	0
			22
0	0	0	23		Total Reorganization Items	(11,262)	0
(127,874)	48,926	(176,800)	24		Net Profit (Loss) Before Federal & State Taxes	(1,032,309)	54,713
0	0	0	25		Federal & State Income Taxes	0	0
$(127,874)	$48,926	$(176,800)	26		Net Profit (Loss)	$(1,032,309)	$54,713

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended	August 31, 2002

	Assets
		From Schedules	Market Value
	Current Assets
1	Cash and cash equivalents — unrestricted		$6,170
2	Cash and cash equivalents — restricted		0
3	Accounts receivable (net)	A	56,890
4	Inventory (net)	B	161,029
5	Prepaid expenses		9,628
6	Professional retainers		3,481
7	Other:		0
8			0

9	Total Current Assets		237,198

	Property and Equipment (Market Value)
10	Real property	C	0
11	Machinery and equipment	D	1,759
12	Furniture and fixtures	D	9,800
13	Office equipment	D	5,792
14	Leasehold improvements	D	0
15	Vehicles	D	0
16	Other:	D
17		D
18		D
19		D
20		D

21	Total Property and Equipment		17,351

	Other Assets
22			0
23			0
24			0
25			0
26			0
27	Due from affiliated company		554

28	Total Other Assets		0

29	Total Assets		$255,103

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

See additional information attached

Liabilities and Equity
(General Business Case)

	Liabilities
				From Schedules

		Post-Petition

		Current Liabilities
30		Salaries and wages		$102,822
31		Payroll taxes		7,741
32		Real and personal property taxes		0
33		A/P clearing		426
34		Sales taxes		0
35		Notes payable (short term)		385,000
36		Accounts payable (trade)	A	42,871
37		Real property lease arrearage		0
38		Personal property lease arrearage		0
39		Accrued professional fees		3,513
40		Current portion of long-term post-petition debt (due within 12 months)		0
41	Other:	Warranty reserve ($26,532) and deferred revenue ($27,717)		54,249
42		Other ($5,160), commissions ($8,913) and accrued DIP loan interest ($26,472)		40,545
43		Due to affiliates		371,163

44		Total Current Liabilities		1,008,330

45		Long-Term Post-Petition Debt, Net of Current Portion		0

46		Total Post-Petition Liabilities		1,008,330

		Pre-Petition Liabilities (allowed amount)
47		Secured claims	F	0
48		Priority unsecured claims	F	184,155
49		General unsecured claims	F	14,371,841

50		Total Pre-Petition Liabilities		14,555,996

51		Total Liabilities		15,564,326

	Equity (Deficit)
52		Equity (Deficit) at time of filing		(14,218,290)
53		Capital Stock		0
54		Additional paid-in capital		1,000
55		Cumulative profit/(loss) since filing of case		(1,032,309)
56		Post-petition contributions/(distributions) or (draws)		0
57				0
58		Market value adjustment		(59,624)

59		Total Equity (Deficit)		(15,309,223)

60		Total Liabilities and Equity (Deficit)		$255,103

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A
Accounts Receivable (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$56,218	$22,788
31-60 Days	408	19,007
61-90 Days	1,964	825	$20,083
91+ Days	(1,700)	250
Total accounts receivable/payable	56,890	$42,871
Allowance for doubtful accounts	0
Accounts receivable (net)	$56,890

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)	Cost of Goods
Inventory(ies) Balance at End of Month	Inventory Beginning of Month	$145,096
Add —
Retail/Restaurants —	Net purchase	0
Product for resale	$0	Direct labor	0
Manufacturing overhead	6,728
Distribution —	Freight in	0
Products for resale	0	Other:
0
Manufacturer —	0
Raw Materials	324,068
Work-in-progress	(38,537)	Less —
Finished goods	549,578	Inventory End of Month	161,029
Monitoring	(2,760)
Other — Explain	(674,080)	Warranty	(7,557)
Reserve for obsolescence
Cost of Goods Sold	$1,112
TOTAL	$161,029

Method of Inventory Control	Inventory Valuation Methods
Do you have a functioning perpetual inventory system?	Indicate by a checkmark method of inventory used.
Yes	☒	No	☐
How often do you take a complete physical inventory?	Valuation methods
FIFO cost	☒
Weekly	☐	LIFO cost	☐
Monthly	☐	Lower of cost
Quarterly	☐	or market	☒
Semi-annually	☐	Retail method	☐
Annually	☒	Other —	☐
Date of last physical inventory was	1/18/2002 N/A	Explain

Date of next physical inventory is	12/31/2002

Schedule C
Real Property

Description	Cost	Market Value
None	$0	$0

Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment —
Various	$89,137	$1,759

8/31/02 NBV = $14,616

Total	$89,137	$1,759

Furniture & Fixtures —
Various	$35,000	$9,800

8/31/02 NBV = $23,332

Total	$35,000	$9,800

Office Equipment —
Various	$262,278	$5,792

8/31/02 NBV = $35,317
Total	$262,278	$5,792

Leasehold Improvements —
None	$0	$0

Total	$0	$0

Vehicles —
None	$0	$0

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding	$3,760				$3,760
FICA — Employee	1,890				1,890
FICA — Employer	1,890				1,890
Unemployment (FUTA)	8				8
Income
Other (Attach List)
Total Federal Taxes	7,548				7,548
State and Local
Income Tax Withholding	193				193
Unemployment (UT)
Disability Insurance (DI)
Empl. Training Tax (ETT)
Sales
Excise
Real property
Personal property
Income
Other (Attach List)
Total State & Local Taxes	193				193
Total Taxes	$7,741				$7,741

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification —	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$0	$0
Priority claims other than taxes	148,477	127,462
Priority tax claims	56,693	56,693
General unsecured claims	$14,371,841	$14,371,841

(a)	List total amount of claims even it under secured.
(b)

Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases.

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Bank of America	Bank of America	Petty cash and suspense	Bank of America OxySense
Account Type	Checking	Checking		Checking
Account No.	37-5550-8595	37-5550-8511		47-9133-4120
Account Purpose	General disbursement	Payroll		General disbursement
Balance, End of Month	$5,100	$604	$(1,189)	$1,655
Total Funds on Hand for all Accounts	$6,170

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended	August 31, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	14,698	509,965
3	Interest Received	0	0
4	Borrowings	50,000	385,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Transfers from DecisionLink, Inc., an affiliated company	46,400	377,232
8	Transfer from IDL Corp, an affiliated company	9,000	76,897
9	Insurance proceeds	792	3,542
10
11
12	Total Cash Receipts	120,890	1,352,636
	Cash Disbursements
13	Payments for Inventory	0	37,338
14	Selling	0	18,380
15	Administrative	21,224	285,582
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	0	2,274
20	Real Property	0	29,073
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	12,479	202,195
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	0	0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	38,819	400,321
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	13,175	202,441
29	Employer Payroll Taxes	4,175	58,956
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	0	0
33	Transfers to IDL Corp., an affiliated company	0	24,486
34	Transfer to DecisionLink, Inc. an affiliated company	31,500	80,540
35	U.S. Trustee	0	3,500
36	TNO license fee	0	19,631
37
38	Total Cash Disbursements:	121,372	1,364,717
39	Net Increase (Decrease) in Cash	(482)	(12,081)
40	Cash Balance, Beginning of Period	6,652	18,251
41	Cash Balance, End of Period	$6,170	$6,170

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

August 31, 2002

Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of FCI Environmental, Inc. (“FCI”) on a stand-alone basis. This financial information does not include the accounts of any of its affiliated companies.

No. 11. Payments made to officers:

Payment	Check
Date	Nbr.	Amount	Purpose	Payee
8/09/02	11191	$4,038	Payroll period ended 08/03/02	Ken Culver, CFO
8/09/02	11192	5,447	Payroll period ended 08/03/02	Peter Gerard, CEO
8/23/02	11208	2,994	Payroll period ended 08/17/02	Ken Culver, CFO

Approved on or about December 21, 2001, by court order authorizing payment of wages, salaries, employee benefits and reimbursable employee expenses.

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. $385,000 has been received by the end of this reporting period.

Statement of Operations:

The Statement of Operation budget does not include revenues from IDL Corp., an affiliated company that is integral to the debtor’s joint plan of reorganization.

Line 4 — Cost of goods sold — the budget contains only direct material costs. All other costs normally associated with cost of goods sold are included within operating expenses.

General Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including affiliated companies

Balance Sheet:

Cash — Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	37-5550-8595
Bank of America	37-5550-8511

Inventory — the stated inventory balance is net of a $674,080 reserve to appropriately state inventories at the lower of cost or market.

Property and Equipment (Market Value) — market value has not been independently determined. Management estimates that the estate’s property and equipment, with a net book value of $73,265, to be worth $17,351.

Accrued salaries and wages — is comprised of: (a) $63,310 management salary deferral which only at Plan confirmation will be converted to a promissory note as approved by the bankruptcy court on or about July 12, 2002, in an emergency order authorizing supplemental post petition financing, (b) $21,702 earned salary for the period from August 18, 2002 through August 31, 2002 paid on September 6, 2002, and (c) earned but unpaid salary of $12,738 and $5,072 for Messrs. Gerard and Culver, respectively.

Warranty Reserve ($26,532) and deferred Revenue ($27,717) — were not included as claims in the estate’s Schedule F — Creditors Holding Unsecured Nonpriority Claims, as these obligations will be fulfilled under a Chapter 11 going concern plan of reorganization.

Pre-petition general unsecured claims — includes $14,006,118 due to DecisionLink, Inc. (Chapter 11 case Nbr. 01-22706), the sole owner of FCI, and $108,446 due to affiliated companies.